Exhibit 10.70

First Omnibus Amendment
Dated as of June 28, 2005
Among
Tandem Health Care of Lucasville I, Inc.
Tandem Health Care of Lucasville II, Inc.
Tandem Health Care of Greenfield, Inc.
Tandem Health Care of Wellston, Inc.
Tandem Health Care of Westerville, Inc.
Tandem Health Care of Kenton, Inc.
RE Lucasville I, Inc.
RE Lucasville II, Inc.
RE Greenfield, Inc.
RE Wellston, Inc.
RE Westerville, Inc.
and
RE 2 Kenton, Inc.
as Borrowers
Tandem Health Care, Inc.,
as Guarantor
the Lenders from time to time parties hereto,
as Lenders
and
KeyBank National Association,
as Lender and Agent

First Omnibus Amendment
     This First Omnibus Amendment (this “Amendment”) is entered into as of June 28, 2005, among RE Lucasville I, Inc., RE Lucasville II, Inc., RE Greenfield, Inc., RE Wellston, Inc., RE Westerville, Inc. and RE 2 Kenton, Inc. (individually an “Owner” and collectively the “Owners”), Tandem Health Care of Lucasville I, Inc., Tandem Health Care of Lucasville II, Inc., Tandem Health Care of Greenfield, Inc., Tandem Health Care of Wellston, Inc., Tandem Health Care of Westerville, Inc. and Tandem Health Care of Kenton, Inc. (individually an “Operator” and collectively the “Operators”) (the Owners and the Operators referred to collectively as the “Borrowers” and individually as a “Borrower”), Tandem Health Care, Inc. (the “Guarantor”), the several financial institutions from time to time party to this Amendment, as Lenders (the “Lenders”) and KeyBank National Association (“Key”), as Lender and as Agent (the “Agent”).
Witnesseth:
     Whereas, the parties hereto have entered into the Term Loan Agreement dated as of December 30, 2004 (the “Loan Agreement”) and the other Loan Documents described therein;
     Whereas, all capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Loan Agreement; and
     Whereas, the parties hereto wish to amend the certain of the Loan Documents to provide for the establishment of lockbox accounts for the collection of receivables of the Borrowers;
     Now, Therefore, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Amendment to Security Agreement. Section 3.2 of the Security Agreement is hereby amended in its entirety to provide as follows:
          Section 3.2. Collection of Receivables. (a) Except as otherwise provided in this Agreement and the Loan Agreement, each Debtor shall make collection of all Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.
     (b) On or prior to the date hereof, the Debtors shall establish one or more lockbox services under the sole custody and control of the Secured Party maintained at a post office in Cleveland, Ohio selected by Secured Party for collections of Receivables with the Secured Party and subject to an Account Control Agreement and other documentation acceptable to the Secured Party. The Debtors shall promptly instruct all customers and Account Debtors to remit all payments in respect of Receivables or any other Personal Property Collateral to directly to the relevant address established for such service. If, notwithstanding such instructions, any Debtor receives any proceeds of

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Receivables, it shall receive such payments as trustee for the Secured Party and shall immediately deliver such payments to the Secured Party in their original form duly endorsed in blank or deposit them into the Payment Account referred to below, as the Agent may direct, and all instruments and chattel paper at any time constituting part of the Receivables or any other Personal Property Collateral (including any postdated checks) shall, upon receipt by any Debtor, be immediately endorsed to and deposited with the Secured Party.
     (c) After any Event of Default has occurred and is continuing, the Secured Party or its designee may notify any Debtor’s Account Debtors at any time that Receivables or any other Personal Property Collateral have been assigned to the Secured Party or of the Secured Party’s security interest therein, and either in its own name, or such Debtor’s name, or both, demand, collect, receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables or any other Personal Property Collateral, and in the Secured Party’s discretion file any claim or take any other action or proceeding which the Secured Party may deem necessary or appropriate to protect or realize upon the security interest of the Secured Party in the Receivables or any other Personal Property Collateral.
     (d) Any proceeds of Receivables or other Personal Property Collateral transmitted to or otherwise received by the Secured Party pursuant to any of the provisions of Sections 3.2(b) or 3.2(c) hereof shall be handled and administered by the Secured Party in and through a blocked account which has been established at the Secured Party (the “Payment Account”), and each Debtor acknowledges that the maintenance of such blocked account by the Secured Party is solely for the Secured Party’s convenience and that the Debtors do not have any right, title or interest in such blocked account or any amounts at any time standing to the credit thereof. During the continuance of an Event of Default, the Secured Party may apply proceeds of Receivables and other Personal Property Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable). So long as no Event of Default shall have occurred and be continuing, the proceeds of Receivables and other Personal Property Collateral shall be applied to the operating account(s) of the Debtors maintained at the Secured Party. The Secured Party need not apply or give credit for any item included in proceeds of Receivables or other Personal Property Collateral until the Secured Party has received final payment therefor at its office in cash or final solvent credits current in Cleveland, Ohio, acceptable to the Secured Party as such. However, if the Secured Party does give credit for any item prior to receiving final payment therefor and the Secured Party fails to receive such final payment or an item is charged back to the Secured Party for any reason, the Secured Party may at its election in either instance charge the amount of such item back against the Payment Account or any depository account of the Debtors maintained with the Secured Party, together with interest thereon at the Default Rate. Concurrently with each transmission of any proceeds of Receivables or other Personal Property Collateral to the Payment Account, each Debtor shall furnish the Secured Party with a report in such form as the Secured Party shall require identifying the particular Receivable or other Personal Property Collateral from which the same arises or relates. The Secured Party shall have no liability or responsibility to any Debtor

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for accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittances.
     Section 2. Amendments to Loan Agreement. (a) The definition of “Collateral Documents” in Section 1.1 is hereby modified to add the phrase “, including, without limitation, any agreement or instrument entered into in connection with any lockbox services”.
     (b) The definition of “Guarantor Debt Service Coverage Ratio” is hereby amended in its entirety to provide as follows:
Guarantor Debt Service Coverage Ratio means for any period, the ratio of (i) the net income before taxes of the Guarantor and its consolidated Subsidiaries for such period, all as determined in accordance with GAAP, plus, to the extent deducted in determining such net income, the sum of (1) interest, (2) depreciation, (3) amortization, and (4) lease expense, less, to the extent not deducted as an expense in determining such net income, a $250 per bed (based on all beds in facilities owned or leased by the Guarantor) annual repair and replacement reserve, to (ii) principal payments due on the Guarantor’s long-term indebtedness during the period measured, plus the Guarantor’s interest expense, plus the Guarantor’s lease expense, in each case determined in accordance with GAAP.
     Section 3. Waivers. (a) The Borrowers have failed to deliver to the Agent and the Lenders, within the required period of time, the annual consolidated and consolidating financial statements for the fiscal year of the Borrowers and the Guarantor ended December 31, 2004 (the “2004 Financial Statements”) and the related opinion of independent certified public accountants as required by Section 10.6(b) of the Loan Agreement.
     (b) The Agent and each of the Lenders hereby agree to extend the date for delivery of the 2004 Financial Statements to August 15, 2005 and waive any Event of Default arising from the failure to deliver the 2004 Financial Statements within the required period of time; provided that failure to deliver the 2004 Financial Statements on or prior to August 15, 2005 shall constitute an immediate Event of Default.
     (c) The Borrowers understand and agree that the waiver contained in Section 3(b) above pertains only to the Event of Default described in Section 3(a) and not to (i) any other Unmatured Default or Event of Default which may heretofore, now or hereafter exist under, or any other matters arising in connection with, the Loan Agreement or the other Loan Documents or (b) any rights which the Agent or the Lenders have arising by virtue of any such other Unmatured Default, Event of Default or matter.
     (d) In consideration of the establishment of the lockbox service arrangement contemplated hereby, the Agent and the Lenders waive the requirements of Section 12.2.2 of the Loan Agreement.

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     Section 4. Payment Account and Lockbox Addresses. Exhibit A hereto sets forth the Payment Account and the post office box addresses for the lockbox accounts as of the date hereof.
     Section 5. Representations and Warranties. The Guarantor and each Borrower hereby represent and warrant to the Agent and the Lenders as follows:
     (a) Except as described in Section 3(a) above, no Unmatured Default or Event of Default has occurred and is continuing (or would result from the amendments contemplated hereby).
     (b) The execution, delivery and performance by the Guarantor and each Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.
     (c) This Amendment and the Loan Agreement and the Security Agreement (as amended by this Amendment) constitute the legal, valid and binding obligations of the Guarantor and each Borrower, as applicable, enforceable against it in accordance with their respective terms.
     (d) All representations and warranties of the Borrowers in the Loan Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in Section 9.4 of the Loan Agreement.
     (e) The Guarantor and each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon any of the Agent, any Lender or any other Person.
     Section 6. Continuing Effectiveness; Ratification of Guaranty. As herein amended, the Loan Agreement and each of the Loan Documents (including, without limitation, the Guaranty and the Security Agreement) shall remain in full force and effect and each of the agreements, guarantees and obligations contained therein (as amended hereby) is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references to the “Loan Agreement” or the “Security Agreement” in the Loan Documents shall refer to the Loan Agreement and the Security Agreement as amended hereby. The Guarantor hereby ratifies and confirms the Guaranty in all respects.
     Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall

First Omnibus Amendment
be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.
     Section 8. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within such state.
     Section 9. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.
     Section 10. Effectiveness; Expenses. The amendments set forth above shall become effective on the date when the Agent shall have received counterparts of this Amendment executed by each Borrower, the Guarantor and each Lender. The Borrowers shall pay all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Agent and the Lenders in connection with this Amendment and the transactions contemplated hereby.
[Signature Pages to Follow]

     This Amendment is entered into between us for the uses and purposes hereinabove set forth as of the date first above written

Tandem Health Care of Lucasville I, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering
Its Chairperson and Chief Executive Officer

Tandem Health Care of Lucasville II, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering
Its Chairperson and Chief Executive Officer

Tandem Health Care of Greenfield, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering
Its Chairperson and Chief Executive Officer

Tandem Health Care of Wellston, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering
Its Chairperson and Chief Executive Officer

Tandem Health Care of Westerville, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering Its Chairperson and Chief Executive Officer

Tandem Health Care of Kenton, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering Its Chairperson and Chief Executive Officer

First Omnibus Amendment

RE Lucasville I, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering Its Chairperson and Chief Executive Officer

RE Lucasville II, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering Its Chairperson and Chief Executive Officer

RE Greenfield, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering Its Chairperson and Chief Executive Officer

RE Wellston, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering Its Chairperson and Chief Executive Officer

RE Westerville, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering Its Chairperson and Chief Executive Officer

RE 2 Kenton, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering Its Chairperson and Chief Executive Officer

First Omnibus Amendment

Tandem Health Care, Inc.

By:	/s/ Lawrence R. Deering

Printed Name: Lawrence R. Deering
Its Chairperson and Chief Executive Officer

KeyBank National Association, as Lender and Agent

By:	/s/ Florentina Djulvezan

Title:	Vice President

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Jan E. Petrik

Title:	Senior Vice President

Comerica Bank, as Lender

By:	/s/ Dawn M. Morgulec

Title:	Assistant Vice President

EXHIBIT A
PAYMENT ACCOUNT; LOCKBOX ADDRESSES

Account Number	Lockbox Address
359681168910	P. O. Box 74533, Cleveland, OH 44194-4533

359681168910	P. O. Box 74540, Cleveland, OH 44194-4540

359681168910	P. O. Box 74551, Cleveland, OH 44194-4551

359681168910	P. O. Box 74577, Cleveland, OH 44194-4577

359681168910	P. O. Box 74600, Cleveland, OH 44194-4600

359681168910	P. O. Box 74609, Cleveland, OH 44194-4609